UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2017
CBS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street New York, New York	10019
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 975-4321
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04    Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On August 9, 2017, CBS Corporation ("CBS") sent a notice (the "Notice") to its directors and executive officers informing them that, in order to implement a transition to a new recordkeeper for the CBS 401(k) Plan (the "Plan"), Plan participants will be unable to direct or diversify the investments in their Plan accounts, including in the CBS Class A common stock and/or CBS Class B common stock funds, or obtain loans or distributions from the Plan, during the period beginning on September 25, 2017 at 3:00 pm (Eastern Time) and expected to end during the week of October 15, 2017 (the "Blackout Period").

The Notice also states that, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Regulation BTR (Blackout Trading Restriction), during the Blackout Period, CBS’ directors and executive officers will be prohibited from directly or indirectly purchasing, selling or otherwise acquiring or transferring shares of CBS Class A common stock, CBS Class B common stock and derivative securities acquired in connection with their service or employment as a director or an executive officer of CBS, subject to certain exceptions. The Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Inquiries concerning the Notice or the Blackout Period, including the beginning and ending dates thereof (and for a period of two years after the ending date of the Blackout Period), may be directed without charge to:
CBS Corporation
51 W. 52nd Street
New York, New York 10019
Attention: Jonathan Anschell, Executive Vice President, Deputy General Counsel and Secretary;
and/or Stephen Mirante, Executive Vice President, Human Resources
Telephone number: 212-975-4321

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Exhibit

99.1	Notice to Directors and Executive Officers of CBS Corporation dated August 9, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION
(Registrant)

By:	/s/ Lawrence P. Tu
	Name:	Lawrence P. Tu
	Title:	Senior Executive Vice President and Chief Legal Officer

Date: August 9, 2017

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Notice to Directors and Executive Officers of CBS Corporation dated August 9, 2017.

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